GOODWILL	12 Months Ended
Dec. 31, 2024
Disclosure of reconciliation of changes in goodwill [abstract]
GOODWILL [Text Block]

15. GOODWILL

Goodwill was recorded on the Company's acquisition of Curis Holdings (Canada) Ltd. ("Curis") in 2014, which at the time indirectly owned 100% of the Florence Copper Project. During the year ended December 31, 2024, the carrying value of the goodwill increased by $469 (2023 - decreased by $122) due to foreign currency translation.

The Company performed its annual goodwill impairment test, and the recoverable amount of the Curis CGU was determined to be higher than its carrying amount, with no impairment loss recognized.